                       NOTICE OF GUARANTEED DELIVERY FOR

                        DIAMOND BRANDS OPERATING CORP.


          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Diamond Brands Operating Corp. (the "Issuer") made pursuant to the Prospectus, dated ___________, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuer prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered by mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

       DELIVERY TO:  STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

              By Mail:                        By Overnight Mail or Courier:
            P.O. Box 778                         Two International Place
    Boston, Massachusetts  02102              Boston, Massachusetts  02110
Attention: Corporate Trust Department     Attention: Corporate Trust Department
            Kellie Mullen                             Kellie Mullen

  By Hand in New York to 5:00 p.m.           By Hand in Boston to 5:00 p.m.
          (as drop agent):                       Two International Place
             61 Broadway                              Fourth Floor
             15th Floor                              Corporate Trust
       Corporate Trust Window                 Boston, Massachusetts  02110
      New York, New York  10006


                             For information call:
                                (617) 664-5587

          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


          Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.
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Principal Amount of Old Notes Tendered:      Name(s) of Record Holders(s):

$________________________________________    ___________________________________
                                                   (Please Type or Print)
                                             Address(es): (Please Type or Print

Certificate Nos. (if available):
_________________________________________    ___________________________________
_________________________________________    ___________________________________
                                                    (Including Zip Code)

If Old Notes will be delivered by
book-entry transfer to The Depositary        Area Code and Telephone Number(s):
Trust Company, provide account number.

                                             ___________________________________
                                             Signature(s):

Account Number___________________________    ___________________________________
Dated____________________________________    ___________________________________

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                       2
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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:__________________________      ___________________________________
                                                   (Authorized Signature)

Address:_______________________________      Title:_____________________________

_______________________________________      Name:______________________________
         (Including Zip Code)                         (Please Type or Print)

Area Code and
Telephone Number:______________________      Dated:_______________________, 1998